FRANKLIN
FINANCIAL
NETWORK
FRANKLIN
SYNERGY
BANK
2014 ANNUAL MEETING

Exhibit 99.1

Except for the historical information contained herein, this presentation contains forward-looking statements within the
meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. The Company intends that all such statements be subject to the "safe harbor" provisions of those Acts. Because forward-
looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the
Company files with the Securities and Exchange Commission. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FRANKLIN SYNERGY BANK PROGRESS REPORT

Progress Report Topics Brief History The Success of Franklin Synergy Bank The Changing Banking Environment The Future of FFN/FSB: Expansion and Success Factors

BRIEF HISTORY OF FFN/FSB

Brief History 2007 June – Company formed; $26.3 million capital raised locally November – FSB charter approved, Cool Springs opened

Brief History
2007
June – Company formed; $26.3 million capital raised locally
November – FSB charter approved, Cool Springs opened
2008
May – Banc Compliance Group purchased
November – Franklin branch, Brentwood mortgage office opened
2009
January - $2.8 million local offering completed
March – First profitable quarter in FSB history
2010
February - $6.5 million local offering completed
May – Relocated Franklin branch to Columbia Avenue

Brief History
2007
June – Company formed; $26.3 million capital raised locally
November – FSB charter approved, Cool Springs opened
2008
May – Banc Compliance Group purchased
November – Franklin branch, Brentwood Mortgage office opened
2009
January - $2.8 million local offering completed
March – First profitable quarter in FSB history
2010
February - $ 6.5 million local offering completed
May – Relocated Franklin branch to Columbia Avenue
2011
January – Opened Brentwood office

Opening Brentwood – January 2011

Brief History
2011
September – Established Franklin Synergy Investment
Management
September – Received $10 million Small Business Lending Fund
Capital
2012
June – Opened Westhaven Branch
November – Celebrated 5 year anniversary
2013
February – Opened Spring Hill Office
July – Groundbreaking for Columbia Ave HQ
Phase II

July 2013 - April 2014 Columbia Ave HQ Phase II

Brief History
2013
October – Opened Berry Farms Branch
November – Groundbreaking for new Aspen Grove Office
November – Announced Merger with MidSouth Bank
2014
March – Opened Spring Hill Branch
June – Columbia Ave HQ Phase II

FRANKLIN SYNERGY BANK
GRAND

FRANKLIN
SYNERGY
BANK

Berry Farms Grand Opening – Oct 2013 Spring Hill Grand Opening – March 2014

THE SUCCESS OF FRANKLIN SYNERGY BANK

The FSB Success Story First Step: Defining Success

Mission Statement
Our Mission is to build a legacy company by:
We will profitably market technology advantaged
financial products and services to relationship-
oriented local businesses, professionals,
consumers, and community banks.
Creating
Cultivating strong customer relationships
Fostering an extraordinary team of directors, officers, and
employees
shareholder value

The FSB Success Story Enhancing Shareholder Value Dynamics Corporate Performance Market Acceptance

Success - Competing Objectives Soundness Growth Profitability Corporate Citizenship

20.0%
15.0%
10.0%
5.0%
15.2%
15.3%
16.4%
14.3%
13.6%
9.7%
9.3%
10.8%
9.3%
9.6%
2009
2010
2011
2012
2013
Tier 1 Ratio
Risk Based Capital

FRANKLIN SYNERGY BANK

Soundness – Adequate Capital
“Well Capitalized” by Regulatory
Standards
Received $10 million in SBLF in 2011:
only strongest, healthiest US banks
could participate
Raised $15 million in 2013 through a
Private Placement
FFN Will Raise Capital in Future to
Provide Base for Further Growth and
Profitability

"Texas" Ratio
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2009
2010
2011
2012
2013
FSB
Regulatory Peer

FRANKLIN SYNERGY BANK

Soundness – Asset Quality FSB Performance: among the leading banks in maintaining low levels of problem assets 22.4% 22.4% 13.0% 13.0% 8.4% 8.4% 8.8% 8.8% 4.0% 4.0% 12.6% 20.7% 18.9% 23.1% 17.5%

Growth

800
700
600
500
400
300
200
100
796
682
577
515
465
407
350
307
273
229
168
198
235
315
432
2009
2010
2011
2012
2013
Assets
Loans
Deposits

FRANKLIN SYNERGY BANK

Growth At March 31, 2014: Assets - $866 (+42.2%) Loans - $463 (+42.8%) Deposits – $740 (+37.8%) June 2013 Market Share Williamson County – 3rd Franklin – 1st

$5.0
$4.0
$3.0
$2.0
$1.0
$-
2009
2010
2011
2012
2013
Net Income ($ millions)

FRANKLIN SYNERGY BANK

Profitability FSB Was Not Fully Taxable until 2012 FSB Has Been Profitable for 21 Consecutive Quarters FSB Has Achieved Critical Mass as a Foundation for Future Profits $0.5 $1.3 $2.7 $4.2 $5.0

Corporate Citizenship
Follow Regulatory Guidelines for Banking
Practices – successful programs
Community Reinvestment Act
Consumer Compliance Programs
Provide Leadership for Civic, Professional, and
Charitable Organizations within the Community

THE CHANGING BANKING ENVIRONMENT

The Community Banking Challenges
Threats to Earning Power of Banks
Margin Compression
Leverage Compression
Growing Operating Overhead from Regulatory Initiatives
The Future of Community Banking
Significant Consolidation
Focus on Growth to Offset Diseconomies of Scale

LOOKING INTO THE FUTURE: EXPANSION

The FSB Acquisition of MidSouth Bank
Merger Date: July 1, 2014
Combined Banks’ Anticipated Numbers
Assets: $1.2 billion
Loans: $670 million
Locations: 11
Merger Dynamics: local community bank in state’s
two fastest growing counties

Ashland City
Taylorsville
Lakewood
Petway
Nashville
Lebanon
Mount Juliet
Belle Meade
Holloway
White Bluff
Pegram
J. Percy Priest Lake
Rural Hill
Cherry Valley
Forest Hills
Cedars of Lebanon State Park
Brentwood
La Vergne
Fairview
Smyrna
Nissan
Nolensville
Walterhill
Franklin
Lascassas
West Harpeth
Almaville
Boston
Murfreesboro
Kittrell
Arno
Cedar Grove
Spring Hill
Santa Fe
Bradyville
Plainview

Branch Locations for Merged Bank Franklin Synergy MidSouth

Looking to the Future… Organic Growth in Williamson and Rutherford Counties IPO (Initial Public Offering) Public Trading of FFN Stock through NASDAQ

LOOKING INTO THE FUTURE: FSB SUCCESS FACTORS

Why Has FSB Been So Successful? Location – Williamson County and Middle Tennessee Proficient, Experienced, Proven Banking Team The FSB Culture The FSB Culture

Key Components of FSB Culture
We are profit driven; the key measurement of
success is increased shareholder value
We never compromise personal or corporate
integrity
We are customer and market focused
We are family

Facilities Expansion Plans Expansion of Downtown Campus – early 2015 Relocation of Cool Springs Branch – 2014 Relocation of Brentwood Branch – 2014

FSB Direction: Focus on Basics
Conservative Loan Underwriting:
asset quality is paramount to
success
Continued Emphasis on Growth
Objective: 25% annually
Method: organic growth, primarily (after acquisition)
Continued Real Estate Focus, but Enhanced Small Business
Initiative
Local Bank, Focused on Williamson and Rutherford Counties

Questions?